Accrued expenses and other current liabilities (Tables)	12 Months Ended
Dec. 31, 2025
Accrued expenses and other current liabilities
Schedule of accrued expenses and other current liabilities

	As of December 31,
	2024	2025
	RMB	RMB
Accrued advertising expense	1,101,844	1,083,154
Accrued shipping and handling expenses	1,440,908	1,323,094
Amounts received on behalf of third-party merchants (Note a)	2,305,545	2,415,132
Accrued payroll and social benefits	685,021	689,526
Deposits from vendors	587,339	653,998
Income tax payables	558,515	564,414
Other tax payables (Note b)	444,836	492,840
Accrued rental expenses	64,436	56,138
Accrued administrative expenses	339,262	323,212
Refund liability (Note c)	510,655	468,454
Cash-settled share-based compensation (Note 23(c))	1,258,189	1,627,615
Loan from non-controlling interests shareholders (Note d)	206,000	159,500
Payables for repurchasing of ordinary shares	—	52,218
Others	160,871	31,851
Total	9,663,421	9,941,146

Notes:

(a)

Amounts represent the cash collected on behalf of third-party merchants who sold their goods or services through the platforms and cash collected on behalf of the lessee of Shan Shan Outlets related to the consideration for goods sold in outlets.

(b)

Amounts represent VAT and related surcharges, PRC individual income tax of employees withheld by the Group, tariffs, import VAT and consumption tax pursuant to the Circular on Tax Policy for Cross-border E-commerce Retail Imports.

(c)

The Group offers online customers with an unconditional right of return for a period of 7 days upon receipt of products on sales from its platforms. Accordingly, the Group estimates the expected customer merchandize returns, based on historical return patterns, to record the revenue reversal and a corresponding refund liability which is included in accrued expenses and other current liabilities.

(d)	Balance mainly represents loans from non-controlling interests shareholders of Shan Shan Outlets for the outlets’ operation.